UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2015

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 858-848-8100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Harold Harrigan retired from Cohu, Inc.’s (the “Company”) Board of Directors (the “Board”) effective May 12, 2015, as his term as a member of the Company’s Board expired at the time of the Annual Meeting of Stockholders (the “Annual Meeting”).

(e) At the Annual Meeting held on May 12, 2015, the Company’s stockholders approved amendments to the Cohu, Inc. 2005 Equity Incentive Plan (the “2005 Plan”). The amendments increased the number of shares of the Company’s common stock issuable under the 2005 Plan by 1,500,000 shares and the number of shares which may be issued pursuant to restricted stock and performance awards under the 2005 Plan by 2,500,000.

A copy of the amended 2005 Plan is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

At the Annual Meeting, the Company’s stockholders also approved amendments to the Cohu 1997 Employee Stock Purchase Plan (the “Plan”). The amendments, among other things, increased the number of shares of the Company’s common stock issuable under the Plan by 750,000 shares.

A copy of the amended Plan is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 12, 2015. At the Annual Meeting, the Company’s stockholders cast their votes on five proposals, as set forth below. The Company had 25,774,409 shares outstanding on the March 20, 2015 record date and 24,639,236 (95.60%) were represented at the meeting.

Proposal 1. Election of Directors.

Andrew M. Caggia was elected as a director of the Company. The results of the vote were as follows:

Votes For – 20,413,036; Votes Withheld – 608,003; Broker Non-Votes – 3,618,197

Karl H. Funke was elected as a director of the Company. The results of the vote were as follows:

Votes For – 20,457,185; Votes Withheld –563,854; Broker Non-Votes – 3,618,197

Luis A. Müller was elected as a director of the Company. The results of the vote were as follows:

Votes For – 20,488,614; Votes Withheld – 532,425; Broker Non-Votes – 3,618,197

The remaining directors continuing in office until 2016 are Steven J. Bilodeau and James A. Donahue and until 2017 are William E. Bendush and Robert L. Ciardella.

Proposal 2. The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For – 19,697,170; Votes Against – 879,001; Abstentions – 444,868; Broker Non-Votes – 3,618,197

Proposal 3. To proposal to approve amendments to the Cohu, Inc. 2005 Equity Incentive Plan was approved. The results were as follows:

Votes For – 17,631,638; Votes Against – 2,978,527; Abstentions – 410,874; Broker Non-Votes – 3,618,197

Proposal 4. To proposal to approve amendments to the Cohu, Inc. 1997 Employee Stock Purchase Plan was approved. The results were as follows:

Votes For – 20,423,101; Votes Against – 307,424; Abstentions – 290,514; Broker Non-Votes – 3,618,197

Proposal 5. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 26, 2015 was approved. The results were as follows:

Votes For – 24,307,049; Votes Against – 190,801; Abstentions – 141,386; Broker Non-Votes – 0

Other presentation material from the Annual Meeting is available at www.cohu.com/investors/presentations.htm

Item 9.01 Financial Statements and Exhibits.

(d) The exhibits listed below are being filed with this Current Report on Form 8-K.

Exhibit No. - 10.1

Description - Cohu, Inc. 2005 Equity Incentive Plan

Exhibit No. - 10.2

Description - Cohu, Inc. 1997 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 13, 2015	By:	John H. Allen
Name: John H. Allen
Title: Vice President of Administration

Exhibit Index

Exhibit No.	Description

10.1	Cohu, Inc. 2005 Equity Incentive Plan

10.2	Cohu, Inc. 1997 Employee Stock Purchase Plan